UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 15, 2007

NEFF RENTAL LLC
(Exact Name of Registrant as Specified in Charter)

Delaware	333-130841	11-3753649
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3750 N.W. 87th Avenue, Suite 400, Miami, FL 33178
(Address of Principal Executive Offices)

(305) 513-3350
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT

Item 5.02                     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(a)           Not applicable.

(b)           On March 10, 2007, Neff Rental LLC (the “Company”) was informed of the death of Muzzafar Mirza, who passed away on that date.  Mr. Mirza was a member of the board of managers of the Company, having joined the board in June 2005 and having served on the audit committee.  The Company is grateful for his leadership and is saddened by this loss. Our thoughts and heartfelt condolences are with his family, friends and colleagues during this difficult time.

The board of managers of the Company has made no decision at this time as to a possible replacement for Mr. Mirza.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEFF RENTAL LLC

Date: March 15, 2007	By:	/s/ MARK IRION
		Name:	Mark Irion
		Title:	Chief Financial Officer, Vice President, Secretary and Treasurer